SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 19, 2004

Date of Report (Date of Earliest Event Reported)

ZiLOG, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

532 Race Street

San Jose, California 95126

(Address of principal executive offices, including zip code)

(408) 558-8500

(Registrant’s telephone number, including area code)

Item 5. Other Events

On February 18, 2004, ZiLOG, Inc. issued a press release announcing that the board of directors of ZiLOG approved a 2 for 1 reverse stock split. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Exhibits

(c)

99.1	ZiLOG, Inc. press release dated February 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZiLOG, INC.

By:	/s/ PERRY GRACE
Perry Grace
Vice President and Chief Financial Officer

Date: February 18, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	ZiLOG, Inc. Press Release dated February 18, 2004